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                                                                    EXHIBIT 10.2

[Arthur Andersen letterhead]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32818) of IFCO Systems N.V. of our report dated June 27, 2001 relating to the combined and consolidated financial statements of IFCO Systems N.V. and its subsidiaries (collectively "the Company"), which appears in this Form 20-F.

June 28, 2001

Arthur Andersen
Wirtschaftsprufungsgesellschaft
Steuerberatungsgesellschaft

/s/ Rudolf Krammer                 /s/ Anke Furche
--------------------------         -----------------------
(Rudolf Krammer)                   (Anke Furche)
(Wirschaftsprufer)                 (Wirtschaftspruferin)